                                                                     EXHIBIT 4.1


                          INCORPORATED UNDER THE LAWS
                           OF THE STATE OF DELAWARE

           NUMBER                                                   SHARES

                           WORLDQUEST NETWORKS, INC.

        COMMON STOCK                                            CUSIP

THIS CERTIFICATE IS TRANSFERABLE IN                          SEE REVERSE FOR
DALLAS, TEXAS OR NEW YORK, NEW YORK                          CERTAIN DEFINITIONS




THIS CERTIFIES that



is the owner of

  FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $.01 PAR VALUE, OF
                           WORLDQUEST NETWORKS, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed.
This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

  WITNESS, the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

                                             DATED:

                                             COUNTERSIGNED AND REGISTERED




     CHAIRMAN OF THE BOARD          BY             TRANSFER AGENT AND REGISTRAR.



     SECRETARY                                     AUTHORIZED SIGNATURE


                                   Corporate
                                      Seal
                                      1999
                                    Delaware

     The Corporation will furnish, upon request and without charge, a full statement of the designations and the powers, preferences and rights, and the qualifications, limitations or restrictions of the shares of each class of stock authorized to be issued by it, and the variations in the relative rights and preferences between the shares of each series of any preferred or special class so far as the same have been fixed and determined, and the authority of the Board of Directors to fix and determine the relative rights and preferences of subsequent series of any preferred or special class. Such request may be made to the Secretary of the Corporation or to the Transfer Agent.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -   as tenants in common              UNIF GIFT MIN ACT -- ________ Custodian ________
TEN ENT -   as tenants by the entireties                            (Cust)            (Minor)
JT TEN -    as joint tenants with right                      Under Uniform Gifts to Minors
            of survivorship and not as                       Act_______________________
            tenants in common                                            (State)


    Additional abbreviations may also be used though not in the above list.


For Value Received, __________________________________________________ hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
               IDENTIFYING NUMBER OF ASSIGNEE
----------------------------------------------------------

________________________________________________________________________________


________________________________________________________________________________
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP COD OF ASSIGNEE
________________________________________________________________________________

__________________________________________________________________________Shares
of the Stock represented by the within Certificate and do hereby irrevocably constitute and appoint

________________________________________________________________________________
Attorney to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises.


Dated ________________________________

                                    NOTICE:
THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER

                                    X___________________________________________
                                                     (SIGNATURE)

                                    X___________________________________________
                                                     (SIGNATURE)


--------------------------------------------------------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION AS DEFINED IN RULE 17Ad-15 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
--------------------------------------------------------------------------------
SIGNATURE(S) GUARANTEED BY:





--------------------------------------------------------------------------------